United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 20, 2023

Date of Report (Date of earliest event reported)

Edify Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39899	85-3274503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 7th Avenue, Floor 29 New York, NY	10106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 603-2800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant to acquire one-half of a share of Common Stock	EACPU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001	EAC	The Nasdaq Stock Market LLC
Warrants	EACPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Merger Agreement

As previously disclosed, on December 18, 2022, Edify Acquisition Corp. (“EAC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among EAC, Edify Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of EAC, and Unique Logistics International, Inc., a Nevada corporation (the “UNQL”).

On July 20, 2023, EAC entered into Amendment No. 1 to the Merger Agreement (the “Amendment”) with the other parties thereto. The Amendment extends the termination date under the Merger Agreement from July 20, 2023 to January 20, 2024; provided, that, if any bona fide action for specific performance or other equitable relief by UNQL with respect to the Merger Agreement, or any other agreement contemplated thereunder or otherwise with respect to the transactions contemplated thereby, is commenced or pending on or before the Termination Date, then the Termination Date shall be automatically extended without any further action by any party until the date that is 30 days following the date on which a final, non-appealable governmental order has been entered with respect to such action and the Termination Date shall be deemed to be such later date for all purposes under the Merger Agreement.

The summary above is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein. Unless otherwise defined herein, the capitalized terms used above are defined in the Merger Agreement.

Amendment to the Investment Management Trust Agreement

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the Special Meeting (defined below), EAC and Continental Stock Transfer & Trust Company entered into an amendment, dated July 20, 2023, to the Investment Management Trust Agreement, dated January 14, 2021, by and between Continental Stock Transfer & Trust Company and EAC (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) which became effective upon filing. The Charter Amendment changed the date by which EAC must consummate an initial business combination from July 20, 2023 to January 20, 2024. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On July 20, 2023, EAC held a special meeting in lieu of annual meeting of stockholders (the “Special Meeting”). On June 6, 2023, the record date for the Special Meeting, there were 8,587,664 issued and outstanding shares of EAC’s common stock (the “Common Stock”) entitled to vote at the Special Meeting, 94.30% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of EAC’s stockholders at the Special Meeting are as follows:

Extension Amendment Proposal – Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from July 20, 2023 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Amended Date”) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the “Extended Date”).

For	Against	Abstain
7,565,342	532,865	0

Trust Amendment Proposal – Proposal to amend the Investment Management Trust Agreement, dated January 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, from July 20, 2023 (the date that is 30 months from the closing date of the IPO) to October 20, 2023 (the date that is 33 months from the closing date of the IPO) (the “Initial Extension”) and on a monthly basis up to three times from the Amended Date to January 20, 2024 (the date that is 36 months from the closing date of the IPO)by depositing (i) the lesser of (a) $225,000 and (b) $0.15 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for the Initial Extension and (ii) and the lesser of (a) $75,000 and (b) $0.05 into the trust account for each public share that has not been redeemed in accordance with the terms of the Company’s charter for each subsequent one-month extension from the Amended Date to the Extended Date.

For	Against	Abstain
7,565,342	532,865	0

NTA Requirement Amendment Proposal – Proposal to amend the Company’s charter to remove the net tangible asset requirement from the Company’s charter in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission.

For	Against	Abstain
7,593,090	505,117	0

Founder Share Amendment Proposal – Proposal to amend the Company’s charter to provide for the right of a holder of the Company’s Class B common stock, par value $0.0001 per share, to convert into shares of the Company’s Class A common stock, par value $0.0001 per share on a one-for-one basis at any time, and from time to time, prior to the closing of a business combination at the election of the holder.

For	Against	Abstain
7,593,090	505,117	0

Director Election Proposal – Proposal to re-elect Ari Horowitz and Susan Wolford as Class II directors of the Company’s board of directors.

Nominee	For	Withheld	Broker Non-Vote
Ari Horowitz	7,565,342	532,865	0
Susan Wolford	7,565,342	532,865	0

Auditor Ratification Proposal – Proposal to appoint WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

For	Against	Abstain
7,593,090	505,113	0

Each of the proposals described above was approved by EAC’s stockholders. EAC’s stockholders elected to redeem an aggregate 697,235 shares of Common Stock in connection with the Special Meeting.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
2.1	Amendment No. 1 to Merger Agreement, dated as of July 20, 2023.
3.1	Certificate of Amendment, dated July 20, 2023, to Amended and Restated Certificate of Incorporation of EAC
10.1	Amendment to the Investment Management Trust Agreement, dated July 20, 2023, by and between EAC and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2023

EDIFY ACQUISITION CORP.

By:	/s/ Morris Beyda
Name:	Morris Beyda
Title:	Chief Financial Officer

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